UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2008

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33182	75-2880496
(State or other jurisdiction of incorporation or organization)	Commission File No.	(IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006

(Address of principal executive offices and zip code)

(214) 390-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K of Heelys, Inc. (“Heelys”) filed on January 23, 2008 is furnished to disclose that the Company has regained compliance with Marketplace Rule 4350(d)(2)(A) of The Nasdaq Stock Market (“Nasdaq”), which requires each Nasdaq issuer to have at least three independent members on its audit committee. The Current Report on Form 8-K of the Company filed on January 23, 2008 is hereby incorporated by reference.

Item  3.01                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 23, 2008, the Company previously reported that the Company was not in compliance with Marketplace Rule 4350(d)(2)(A)  due to the vacancy created by the resignation of Mr. James Kindley from his position as a director and a member of the Company’s audit committee, as disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2007.

On March 12, 2008, the Company’s Board of Directors (the “Board”) elected Mr. Jerry Edwards to the Board and to serve as a member of the audit committee.  Mr. Edwards qualifies as an independent director under Nasdaq Rules 4200(a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.  On March 19, 2008, the Company advised Nasdaq that the Company is currently in compliance with the Marketplace Rule 4350(d)(2)(A).

                Mr. Edwards, 61, has over 25 years of experience managing high performing apparel and information technology operations.  Mr. Edwards is Managing Director of Great Circle Ventures, LLC, a private investment company, where he has been since 2005.  From 1998 until 2005, Mr. Edwards served as the Chief Executive Officer and President of Pearl Izumi, a leading brand of hi-tech, performance apparel and footwear for cycling, running, fitness, and other active outdoor sports.  From 1996 until 1998, Mr. Edwards served as Chief Operating Officer and President of Rodeer Systems, Inc., a transcription services business.  Prior to that Mr. Edwards served as an executive of Lee Apparel Company, a division of VF Corporation, and Sales Technologies, Inc., a provider of field sales automation, and in various capacities at Blue Bell, Inc., an apparel company.  Mr. Edwards received a Bachelor of Science from East Carolina University, completed the USAF Meteorology Officer Program at Texas A&M University and received a Master of Science in Systems Management from University of Southern California.

On March 19, 2008, the Company issued a press release announcing the election of Mr. Edwards to its Board.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)         Exhibits.

99.1                           Press Release of Heelys, Inc. dated March 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: March 19, 2008	By:	/s/ Ralph T. Parks
Ralph T. Parks
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Heelys, Inc. dated March 19, 2008.